UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 29, 2012

FIRST MID-ILLINOIS BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1515 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 29, 2012, First Mid-Illinois Bancshares, Inc. (“the Company”) entered into an Executive Employment Agreement, effective February 29, 2012 and continuing for three years, until February 28, 2015, with Eric S. McRae under which Mr. McRae agrees to serve as Executive Vice President and Senior Lender of First Mid Bank (the “McRae Agreement”).  Under the McRae Agreement, Mr. McRae will receive an annual base salary of $205,000 and will continue to participate in the Company’s Incentive Compensation Plan and Deferred Compensation Plan.  The McRae Agreement also provides Mr. McRae with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions.

The McRae Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Eric S. McRae, effective February 29, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID-ILLINOIS BANCSHARES, INC.

Dated:  March 2, 2012                                                                         /s/ William S. Rowland

William S. Rowland
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number                 Description
----------------------------------------------------------------------------------------------------------------------------------------------
10.1	Employment Agreement between First Mid-Illinois Bancshares, Inc. and Eric S. McRae